EXHIBIT 10.22
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EVIDENCE SATISFACTORY TO THE COMPANY OF AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR COMPLIANCE WITH RULE 144 UNDER SUCH ACT. THE TRANSFER OF THIS WARRANT IS FURTHER RESTRICTED AS PROVIDED HEREIN.
AMENDED AND RESTATED
COMMON STOCK WARRANT

Warrant No. ___	December 9, 2003
WARRANT TO PURCHASE
_______ SHARES OF COMMON STOCK
OF
RESTORE MEDICAL, INC.
This certifies that as of the date written above (the “Warrant Issue Date”), for value received,                                          (“Holder”) is entitled, subject to the terms set forth below, to purchase from Restore Medical, Inc., a Minnesota corporation (the “Company”), such number of fully paid and non-assessable shares of Common Stock, par value $0.01, of the Company (“Common Stock”), as set forth in Section 2 hereof, (subject to adjustment as provided in Section 10 hereof) upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto duly executed, and simultaneous payment thereof in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term “Warrant” as used herein, shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.
     This Warrant is being issued in connection with a bridge financing of the Company pursuant to a Bridge Loan Agreement, as amended (the “Bridge Loan Agreement”) and related Promissory Note, as amended (the “Note”), each dated as of the date hereof (the “Bridge Financing”). Capitalized terms used herein but not defined herein shall have the meaning set forth in the Bridge Loan Agreement.
1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable in whole or in part; provided however that notwithstanding anything to the contrary herein, this Warrant shall expire upon the earlier of (a) June 16, 2011 and (b) the closing of (i) any consolidation or merger of the Company with or into another entity (except a consolidation or merger in which the holders of capital stock of the Company immediately prior to such consolidation or merger continue to hold at least 50% of the voting power of the capital stock of the Company or the surviving or acquiring entity) or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (any one of which, a “Corporate Transaction”), and shall be void thereafter. In the event of a Corporate Transaction, the Company shall mail notice of such Corporate Transaction to the Holder at least twenty (20) days prior to the consummation of such Corporate Transaction.
2. Exercise Price and Number of Shares.
(A) The Exercise Price at which this Warrant may be exercised shall be $0.01 per share of Common Stock, as adjusted from time to time pursuant to Section 10 hereof.
(B) The number of shares of Common Stock initially issuable upon exercise of this Warrant shall be 46,412.
3. Exercise of Warrant.
(A) Manner of Exercise. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), together with payment of an amount equal to the Exercise Price multiplied by the number of shares then being purchased, at Holder’s option in cash, by bank cashier’s check or certified check (or other check acceptable to the Company) or by wire transfer to a bank account designated by the Company for that purpose by written notice to Holder.
Notwithstanding the provisions of Section 1, if the Holder has not exercised this Warrant prior to the closing of a Corporate Transaction, this Warrant shall automatically be deemed to be exercised in full in the manner set forth in Section 3(C), without any further action on behalf of the Holder, immediately prior to such closing.
(B) Effective Time of Exercise. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the Holder entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the Holder a certificate or certificates in the name of the Holder or as such Holder may direct (upon payment by such Holder of any applicable transfer taxes) for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new warrant of like tenor exercisable for the number of shares then remaining for which this warrant may then be exercised.

(C) Net Issue Exercise.
          (i) In lieu of exercising this Warrant in the manner provided above in Section 3(A), the Holder may elect to receive shares equal to the value of this Warrant (or portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election on the Notice of Exercise form attached hereto duly executed by such Holder or such Holder’s duly authorized attorney, in which event the Company shall issue to such Holder a number of shares computed using the following formula:

X=Y(A-B)
A

Where	X =	The number of shares to be issued to the Holder

	Y =	The number of shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation)

	A =	The fair market value of one share of Warrant stock (at the date of such calculation)

	B =	The Exercise Price (as adjusted to the date of such calculation)
          (ii) For purposes of this Section 3(C), the fair market value of one share of Common Stock on the date of calculation shall mean:
               (A) if the exercise is in connection with an initial public offering of the Company’s Common Stock, and if the Company’s Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the fair market value of Common Stock shall be the initial “Price to Public” per share specified in the final prospectus with respect to the offering;
               (B) if this Warrant is exercised after, and not in connection with, the Company’s initial public offering, and if the Company’s Common Stock is traded on a securities exchange or The Nasdaq Stock Market or actively traded over-the-counter:
                    (1) if the Company’s Common Stock is traded on a securities exchange or The Nasdaq Stock Market, the fair market value shall be deemed to be the average of the closing prices over a thirty (30) day period ending three days before date of calculation; or
                    (2) if the Company’s Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the thirty (30) day period ending three days before the date of calculation; or
          (C) if neither (A) nor (B) is applicable, the fair market value shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors and agreed to by the Holder.
4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.
5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity bond or other security in an amount reasonably satisfactory as sufficient security, or in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.
6. Rights of Stockholders.
(A) Limitations on Rights of Warrant. Subject to Section 10 below, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.
(B) Notices of Certain Transactions. In case:
(a) the Company shall take a record of the holders of its Common Stock and/or preferred stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or
(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation

(other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or
(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or
(d) of the initial public offering of the Company,
then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion) are to be determined. Such notice shall be mailed at least twenty (20) days prior to the record date or effective date for the event specified in such notice.
7. Transfer of Warrant.
(A) Non-transferability of Warrant. This Warrant may be transferred, in whole or part, without consent of the Company, only to an Affiliate of the Holder and to and from the beneficial owner hereof and any nominee from time to time acting as custodian for the beneficial owner hereof, in each case upon receipt of a representation reasonably satisfactory to the Company from the proposed transferee that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 and is taking this Warrant for his, her or its own account, for investment and not with a view towards distribution or resale. This Warrant may also be transferred, in whole or part, to a non-Affiliate of the Holder with the prior written consent of the Company. For purposes hereof, the term “Affiliate” shall mean any parent, subsidiary, stockholder, partner, retired partner or member of the Holder, and if the beneficial owner of this Warrant is an individual, any spouse, child, heir, legatee, executor or other personal representative of such individual. Any such transfer shall be made only in compliance with all applicable federal and state securities laws.
(B) Exchange of Warrant Upon Transfer. On the surrender of this Warrant in connection with a transfer pursuant to the terms of Section 7(A), the Company, at its expense, shall issue to the successor a new warrant or warrants of like tenor, in the name of the assignees, successors or heirs, who shall thereupon become the Holder(s) thereof, and shall be subject to all of the terms and conditions thereof.
(C) Compliance With Securities Laws.
(1) The Holder of this Warrant, or if the Holder is a custodian, the beneficial owner of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder’s (or beneficial owner’s) own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of any federal or state securities laws. Upon exercise of the Warrant (other than pursuant to the net exercise provision of Section 3(C)), the Holder shall as a condition to such exercise, if reasonably requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company that the shares of Common Stock so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.
(2) All shares of Common Stock issued upon exercise hereof may be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws), so long as such legend is required by applicable law:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EVIDENCE SATISFACTORY TO THE COMPANY OF AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR COMPLIANCE WITH RULE 144 UNDER SUCH ACT.
If the legend is no longer required (as evidenced by a legal opinion for the Holder or the Company or by evidence otherwise reasonably satisfactory to the Company), the Company will promptly remove such legend.
8. Reservation of Stock. During the term of this Warrant, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of the Company’s Common Stock to provide for the exercise of this Warrant. If at any time during the term of this Warrant the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. All shares that may be issued upon the exercise of rights represented by this Warrant upon issuance, will be fully paid and non-assessable, free from all taxes, liens and charges in respect of the issuance thereof.
9. Amendments. This Warrant and any term hereof may be changed, waived, discharged or terminated only in accordance with the terms of the Bridge Loan Agreement.
10. Special Provision.
(A) Reclassification. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise,

shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10.
(B) Split, Subdivision, Reverse Split or Combination or Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, or split, subdivide, reverse split or combine the securities as to which purchase rights under the Warrant exist, into a different number of securities of the same class, the Exercise Price per share for such securities shall be proportionately decreased in the case of a stock dividend, split or subdivision or proportionately increased in the case of a combination or reverse split and the number of shares which the Holder hereof shall be entitled to receive upon exercise shall be correspondingly appropriately adjusted.
(C) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 10, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and promptly mail to each Holder of this Warrant a certification of the Company’s Chief Financial Officer setting forth in detail (i) the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.
11. No Impairment. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith use its best efforts to carry out all of the provisions of this Warrant, including without limitation, the provisions of Section 10, and to take all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.
12. Miscellaneous.
(A) Notices. Any notice required or permitted under this Warrant shall be in writing sent by hand or certified or registered, first class mail, return receipt requested, to:

Holder:	At the address set forth for the original Holder hereof in Schedule A to the Bridge Loan Agreement.

Company:	Restore Medical, Inc.
2800 Patton Drive
St. Paul, MN 55113
Attention: President and Chief Executive Officer
or to such other address of which either party shall notify the other by similar notice.

(B) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to its conflicts of law provisions.
(C) Successors. This Warrant shall be binding upon any successor(s) or assign(s) of the Company.
(D) Headings. The headings used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.
     (E) Saturdays, Sundays, and Holidays. If the expiration date of this Warrant falls on a Saturday, Sunday or a Holiday, the term of this Warrant shall be extended to the next business day. “Holiday” as used herein means any day on which the principal office of the Company is officially closed or which is a bank closing day for banks in New York or in the Federal Reserve System. “Close of business” as used herein means close of business in the State of New York.
13. Amendment. This warrant is intended to amend by substitution the Common Stock Warrant dated as of June 16, 2003, made by the Company in favor of Holder.

IN WITNESS WHEREOF, Restore Medical, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.
Dated: December 9, 2003

RESTORE MEDICAL, INC.

By

Name: Susan L. Critzer
Title: President and Chief Executive
Officer

NOTICE OF EXERCISE
To Restore Medical, Inc.:
1. The undersigned hereby elects to purchase                      shares of Common Stock of Restore Medical, Inc., par value $0.01, pursuant to the terms of the attached Warrant:
[Check Appropriate Box]

☐	a.	Tenders herewith payment of the exercise price for such shares in full.

☐	b.	Elects to exercise this Warrant for shares purchasable pursuant to the Warrant pursuant to the net exercise provisions of Section 3(C).
2. If the undersigned is exercising this Warrant pursuant to 1 (a) above, the undersigned hereby confirms and acknowledges that the shares of the Common Stock to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment and not with a view towards distribution, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.
3. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below.
4. Please issue a new Warrant for the unexercised portion (if any) of the attached Warrant.

Signature	Date

Name [PLEASE PRINT]